Exhibit 10.20

FIREEYE, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DECEMBER 27, 2012

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of December 27, 2012, by and among FireEye, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor” and collectively, the “Investors”.

RECITALS

WHEREAS, the Company and certain of the Investors (the “Existing Investors”) have previously entered into that certain Amended and Restated Investors’ Rights Agreement dated as of December 17, 2010, in connection with the sale of the Company’s Series E Preferred Stock, as amended on August 26, 2011 (the “Prior Rights Agreement”);

WHEREAS, the Company and certain of the Investors are parties to the Series F Preferred Stock Purchase Agreement of even date herewith (the “Series F Agreement”);

WHEREAS, in order to induce such Investors to purchase shares of Series F Preferred Stock and invest funds in the Company pursuant to the Series F Agreement, the Existing Investors and the Company have agreed to amend the Prior Rights Agreement;

WHEREAS, the Prior Rights Agreement provides that the Company and the holders of a majority of the outstanding shares of Registrable Securities (as such term is defined in the Prior Rights Agreement) may amend the provisions of the Prior Rights Agreement; and

WHEREAS, by its and their signature to this Agreement, the Company and the requisite holders of at least a majority of the outstanding shares of Registrable Securities needed to amend the Prior Rights Agreement do hereby consent to the amendment of the Prior Rights Agreement as set forth herein such that the provisions of this Agreement shall amend and replace in all respects the provisions of the Prior Rights Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.    Registration Rights. The Company covenants and agrees as follows:

1.1    Definitions. For purposes of this Agreement:

(a)     The term “Act” means the Securities Act of 1933, as amended.

(b)     The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c)     The term “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405.

(d)     The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(e)     The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(f)     The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(g)     The term “Preferred Stock” means the Company’s Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock.

(h)     The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(i)     The term “Registrable Securities” means the Common Stock issuable or issued upon conversion and/or exercise of the (i) Preferred Stock held by the Investors, (ii) the warrants to purchase shares of the Company’s Series A-2 Preferred Stock issued to Gold Hill Venture Lending 03, LP and SVB Financial Group, (iii) the warrants to purchase shares the Company’s Series B Preferred Stock held by Gold Hill Venture Lending 03, LP and SVB Financial Group (SVB Financial Group and Gold Hill Venture Lending 03, LP are collectively referred to as the “Gold Hill Entities”), and (iv) the warrants to purchase shares of the Company’s Series D Preferred Stock issued to Silicon Valley Bank, (v) the warrants to purchase shares of the Company’s Series E Preferred Stock issued to Silicon Valley Bank, and (vi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii), (iii), (iv) or (v) above. Notwithstanding the foregoing, Registrable Securities shall not include any securities (x) sold by a person to the public either pursuant to a registration statement or Rule 144, (y) sold in a private transaction in which the transferor’s rights under Section 1 of this Agreement are not assigned or (z) held by a Holder (together with its affiliates and other Holders that share a common investment advisor with such Holder) if such Holder (together with its affiliates and other Holders that share a common investment advisor with such Holder) holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed the Initial Offering, and all shares of Common Stock of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may then be sold pursuant to Rule 144 during the immediately subsequent ninety (90) day period.

(j)     The number of shares of “Registrable Securities” outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

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(k)     The term “Rule 144” shall mean Rule 144 under the Act.

(l)     The term “SEC” shall mean the Securities and Exchange Commission.

1.2     Request for Registration.

(a)       Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the date that is the earlier of (i) the second anniversary of the date hereof and (ii) six (6) months after the effective date of the Initial Offering, a written request from the Holders of thirty percent (30%) or more of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $15,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).

(b)       If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)     Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i)     in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

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(ii)       after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

(iii)       during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(iv)       if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

(v)       if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

1.3     Company Registration.

(a)     If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration related to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

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(b)     Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c)     Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities, other than securities included pursuant to that certain employment letter agreement between the Company and Ashar Aziz, dated as of November 26, 2012 (the “Letter Agreement”), have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned to Ashar Aziz pursuant to the terms of the Letter Agreement, and then pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

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1.4     Form S-3 Registration. In case the Company shall receive from the Holders of at least thirty percent (30%) of the Registrable Securities (for purposes of this Section 1.4, the “Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a)     promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)     use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i)       if Form S-3 is not available for such offering by the Holders;

(ii)       if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000;

(iii)       if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv)       if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; or

(v)       in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

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(c)       If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).

(d)       Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

1.5     Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)       prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)       prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)       furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)       use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)       in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)       notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such

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registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to prepare and file with the SEC an amendment to such prospectus or Free Writing Prospectus necessary to correct such misstatement and/or omission;

(g)       cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

(h)       provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board of Directors of the Company:

(i)       materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors of the Company has authorized negotiations;

(ii)       materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii)       require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

1.6     Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

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1.7     Expenses of Registration. All expenses (other than underwriting discounts and commissions and stock transfer taxes applicable to the securities registered by the Holders) incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 1.2 and 1.4 (without any such forfeiture).

1.8     Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9     Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)     To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, legal counsel, accountants and investment advisors for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of

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any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

(b)       To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 1.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection 1.9(b) when taken together with any contribution under subsection 1.9(d) exceed the net proceeds from the offering received by such Holder.

(c)       Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

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(d)     If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)     Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control, provided, however, that the failure of the underwriting agreement to provide for or address a matter provided for or addressed by the foregoing provisions shall not be a conflict between the underwriting agreement and the foregoing provisions.

(f)     The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

1.10   Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)     make and keep current public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering;

(b)     file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

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(c)       furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.11   Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner, stockholder or affiliate of a Holder (including, in the case of a venture capital fund, another venture capital fund affiliated with or under common investment management with such fund), (ii) is a Holder’s family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12   Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities. In addition, the Company shall not amend, modify, or waive this Agreement without the prior written consent of the Gold Hill Entities unless such amendment, modification or waiver affects the rights associated with the shares subject to the warrants held by the Gold Hill Entities (the “Gold Hill Shares”) in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares in the same series and class as the Gold Hill Shares. In addition, the Company shall not amend, modify, or waive this Agreement without the prior written consent of Silicon Valley Bank unless such amendment, modification or waiver affects the rights associated with the shares subject to the warrants held by Silicon Valley Bank (the “Silicon Valley Bank Series E Shares”) in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares in the same series and class as the Silicon Valley Bank Series E Shares.

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1.13 “Market Stand-Off” Agreement.

(a)     Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company’s Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s Initial Offering are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. To the extent that The Goldman Sachs Group, Inc. (the “GS Group”) or any of its affiliates becomes a party to this Agreement as a Holder, except for the restrictions and limitations applicable to such Registrable Securities set forth in this Section 1.13(a) above, none of the provisions in this Section 1.13(a) shall in any way limit the GS Group or any of its subsidiaries or affiliates from engaging in any brokerage, investment, advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business. The Company acknowledges that the restrictions contained in Section 1.13(a) shall not apply to shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock that (i) are not Registrable Securities and (ii) are acquired by the GS Group or any of its subsidiaries or affiliates following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on behalf of the Company in its Initial Offering.

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(b)       Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.14   Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after three (3) years following the consummation of the Qualified Public Offering, as that term is defined in the Company’s Certificate of Incorporation (as amended from time to time).

2.     Covenants of the Company.

2.1     Delivery of Financial Statements. The Company shall, upon request, deliver to each Investor (or transferee of an Investor) that holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like) (a “Major Investor”):

(a)     as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b)     as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter,

(c)     within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

(d)     as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(e)     with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or Chief Executive Officer of the Company certifying that such financials fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

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(f)     as soon as possible, to the extent requested by a Major Investor, a report comparing each annual budget to such financial statements and such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time request; provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

2.2      Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

2.3     Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the Initial Offering, (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the 1934 Act, whichever event shall first occur, or (c) the consummation of a Liquidation Event, as that term is defined in the Company’s Certificate of Incorporation (as amended from time to time).

2.4     Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, the term “Major Investor” includes any general partners and affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its partners and affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a)     The Company shall deliver a notice in accordance with Section 3.5 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms upon which it proposes to offer such Shares.

(b)     By written notification received by the Company within twenty (20) calendar days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock that are Registrable Securities issued and held by such Major Investor (assuming full conversion and exercise of all convertible and

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exercisable securities then outstanding) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe, but which were not subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Registrable Securities issued and held by such Fully-Exercising Investor bears to the total number of shares of Registrable Securities then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

(c)     If all Shares that Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d)     The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Company’s Board of Directors or the Compensation Committee of the Board of Directors; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Act, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance and sale of Series F Preferred Stock pursuant to the Series F Agreement, (vi) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, provided such issuances are primarily for other than equity financing purposes or (vii) the issuance of securities that, with unanimous approval of the Company’s Board of Directors, are not offered to any existing stockholder of the Company. In addition to the foregoing, the right of first offer in this Section 2.4 shall not be applicable with respect to any Major Investor in any subsequent offering of Shares if (i) at the time of such offering, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act, and (ii) such offering of Shares is otherwise being offered only to accredited investors.

(e)     The rights provided in this Section 2.4 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital fund or institutional investor may assign or transfer such rights to an affiliated venture capital fund or institutional investor, as applicable, or a venture capital fund under common investment management.

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(f)     The covenants set forth in this Section 2.4 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified Public Offering, as that term is defined in the Company’s Certificate of Incorporation (as amended from time to time) or (ii) a Liquidation Event, as that term is defined in the Company’s Certificate of Incorporation (as amended from time to time).

2.5     Employee Agreements. Unless approved by the Board of Directors of the Company, all future employees of the Company who shall purchase, or receive options to purchase, shares of the Company’s Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four-year period with the first 25% of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following 36 months thereafter and (b) a lockup period of at least one hundred eighty (180) days in connection with the Company’s Initial Offering. The Company shall retain a right of first refusal on transfers until the Company’s Initial Offering and the right to repurchase unvested shares at cost. The Company shall not enter into any other agreements providing for acceleration of vesting in connection with a change in control without the approval of the Board of Directors.

2.6     Directors’ and Officers’ Insurance. The Company shall continue to maintain in full force and effect directors’ and officers’ liability insurance, in an amount and form as determined by the Board of Directors.

2.7     Confidentiality of Silicon Valley BancVentures, L.P. and SVB Capital Partners II, L.P. Investment. Without the prior written consent of Silicon Valley BancVentures, L.P. (“SVBV”) and SVB Capital Partners II, L.P. (“SVB Capital”), the Company and each of the parties hereto agree (a) to keep confidential and not disclose to third parties the terms of the Series B Convertible Preferred Stock Financing Term Sheet dated May 15, 2006, by and between SVB Capital and the Company or the terms and conditions of SVBV and SVB Capital’s purchase of the Company’s Series B Preferred Stock to any third party, other than employees of the Company, members of the Company’s Board of Directors, investors or prospective investors in the Company and their attorneys, underwriters or prospective underwriters of the Initial Offering and their attorneys, or the Company’s accountants and attorneys (the “Information”); and (b) not to use SVBV’s or SVB Capital’s name in any manner, context, or format (including reference on or links to SVBV or SVB Capital’s websites or press releases; provided, however, that the Company and Investors may disclose the Information, (i) in connection with debt and equity financings of the Company to bona fide potential investors or financiers as part of their due diligence, (ii) in connection with the Initial Offering to underwriters as part of their due diligence, (iii) in the event of a Liquidation Event (as defined in the Company’s Restated Certificate of Incorporation) and in connection with the Company’s strategic relationships, for purposes of due diligence production in connection with the foregoing, (iv) if required to be disclosed by the Company or Investor pursuant to law or by a court of competent jurisdiction, pursuant to the requirements of a stock exchange or other governmental or regulatory body or to obtain tax or other clearances or consent from any relevant authority and (v) to the Company’s or Investor’s employees or agents having a need to know the contents of the Information and the Company’s and Investor’s attorneys and accountants.

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2.8       Corporate Opportunities; Confidentiality . The Company acknowledges that the Investors and their affiliates, members, equity holders, director representatives, partners, employees, agents and other related persons are engaged in the business of investing in private and public companies in a wide range of industries, including the industry segment in which the Company operates (the “Company Industry Segment”). Accordingly, the Company and the Investors acknowledge and agree that a Covered Person (as defined below) shall:

(a)     have no duty to the Company to refrain from participating as a director, investor or otherwise with respect to any company or other person or entity that is engaged in the Company Industry Segment or is otherwise competitive with the Company, and

(b)     in connection with making investment decisions, to the fullest extent permitted by law, have no obligation of confidentiality or other duty to the Company to refrain from using any information, including, but not limited to, market trend and market data, which comes into such Covered Person’s possession, whether as a director, investor or otherwise (the “Information Waiver”), provided that the Information Waiver shall not apply, and therefore such Covered Person shall be subject to such obligations and duties as would otherwise apply to such Covered Person under applicable law, if the information at issue (i) constitutes material non-public information concerning the Company, or (ii) is covered by a contractual obligation of confidentiality to which the Company is subject.

Notwithstanding anything in this Section 2.8 to the contrary, nothing herein shall be construed as a waiver of any Covered Person’s duty of loyalty or obligation of confidentiality with respect to the disclosure of confidential information of the Company. For the purposes of this Section 2.8, “Covered Persons” shall have the meaning set forth in the Company’s Restated Certificate of Incorporation (as amended from time to time).

2.9     Banking Restriction. For so long as any fund of Sequoia Capital beneficially owns any shares of the Company’s capital stock, the Company shall not enter into any banking or nonbanking transaction with Green Dot Corporation or any of its subsidiaries (Next Estate Communications and Bonneville Bancorp) without the prior written consent of Sequoia Capital.

3.     Miscellaneous.

3.1     Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2     Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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3.3     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4     Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5     Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 3.5) with a copy to Aaron Alter and Jon Avina, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA 94304.

3.6     Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7     Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Subject to Section 1.12, any term of this Agreement (other than Section 2.1, Section 2.2, Section 2.3 and Section 2.4) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities. The provisions of Section 2.1, Section 2.2, Section 2.3 and Section 2.4 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities that are held by Major Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

3.8     Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

3.9     Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds or venture capital funds or other entities under common investment management) or persons sharing a common investment advisor shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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3.10   Additional Investors. Notwithstanding Section 3.7, no consent shall be necessary to add additional Investors as signatories to this Agreement, provided that such Investors have purchased shares of Series F Preferred Stock pursuant to the Series F Agreement in a Subsequent Closing (as defined in the Series F Agreement).

3.11   Amendment and Restatement of Prior Rights Agreement. Upon the effectiveness of this Agreement, the Prior Rights Agreement shall be amended and restated as set forth herein and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

FIREEYE, INC. a Delaware corporation

	By:	/s/ David G. DeWalt
David DeWalt, Chief Executive Officer

Address:	1440 McCarthy Blvd. Milpitas, CA 95035

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR NORWEST VENTURE PARTNERS IX, LP By: Genesis VC Partners IX, LLC, General Partner

	By:	/s/ Promod Haque

NORWEST VENTURE PARTNERS VIII, LP By: Itasca VC Partners VIII, LLP, General Partner

	By:	/s/ Promod Haque

Address:	525 University Avenue, Suite 800 Palo Alto, CA 94301

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR Sequoia Capital XI Sequoia Technology Partners XI Sequoia Capital XI Principals Fund By: SC XI Management, LLC A Delaware Limited Liability Company General Partner of Each

	By:	/s/ Illegible
Managing Member

Address:	Sequoia Capital 3000 Sand Hill Road Bldg. 4, Suite 180 Menlo Park, CA 94025

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR SVB FINANCIAL GROUP

	By:	/s/ Michael Kruse
Name: Michael Kruse
Title: Authorized Signatory

SVB CAPITAL PARTNERS II, L.P. By: SVB CAPITAL PARTNERS II, LLC, Its: General Partner

	By:	/s/ Sulu Mamdani
Name: Sulu Mamdani
Title: Managing Director

SILICON VALLEY BANCVENTURES, L.P. By: SILICON VALLEY BANCVENTURES, INC., Its: General Partner

	By:	/s/ Sulu Mamdani
Name: Sulu Mamdani
Title: Managing Director

Address:	2770 Sand Hill Road Menlo Park, CA 94025

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR GOLD HILL VENTURE LENDING 03, LP, as LENDER By: Gold Hill Venture Lending Partners 03, LLC, its General Partner

	By:	/s/ Glenn Marasigan
Name: Glenn Marasigan
Title: Associate Gold Hill Capital

Address:	One Almaden Blvd., Suite 630 San Jose, CA 95113

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR ALAMEDA ALPHA, LLC

By:	/s/ Gaurav Garg
Name: Gaurav Garg
Title: General Partner

Address:

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR ENTREPENEURS CAPITAL FUND IX, LP By: Vilicus Ventures, LLC, General Partner

By:	/s/ Jon P. Otterstatter
Name: Jon P. Otterstatter
Title: Managing Partner

ENTREPENEURS CAPITAL FUND VIII, LP By: Vilicus Ventures, LLC, General Partner

By:	/s/ Jon P. Otterstatter
Name: Jon P. Otterstatter
Title: Managing Partner

Address:	10 South 5th Street, Suite 888
Minneapolis, MN 55402

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR JAFCO TECHNOLOGY PARTNERS, L.P.

By:	/s/ Joseph Horowitz
Name: Joseph Horowitz
Title: Managing Director

JAFCO TECHNOLOGY PARTNERS II, L.P.

By:	/s/ Joseph Horowitz
Name: Joseph Horowitz
Title: Managing Director JTP Management Associates II, L.L.C. Its General Partner

505 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Fax: (650) 463-8801 Attn: Takenori Sanami Email: takenori@jafco.com

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR DAG VENTURES III-QP, L.P. By: DAG Ventures Management III, LLC, its General Partner

	By:	/s/ Nicholas K. Pianim
Nicholas K. Pianim, Managing Director

DAG VENTURES III, L.P. By: DAG Ventures Management III, LLC, its General Partner

	By:	/s/ Nicholas K. Pianim
Nicholas K. Pianim, Managing Director

DAG VENTURES GP FUND III, LLC By: DAG Ventures Management III, LLC, its Managing Member

	By:	/s/ Nicholas K. Pianim
Nicholas K. Pianim, Managing Director

DAG VENTURES III-A, LLC By: DAG Ventures Management III, LLC, its Managing Member

	By:	/s/ Nicholas K. Pianim
Nicholas K. Pianim, Managing Director

Address:	251 Lytton Avenue, Suite 200 Palo Alto, CA 94301

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR JUNIPER NETWORKS, INC.

	By:	/s/ Mitchell Gaynor
Name: Mitchell Gaynor
Title: EVP, General Counsel and Secretary

Address:	Attn: General Counsel 1194 North Mathilda Avenue Sunnyvale, California 94089-1206 USA

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR FOUR RIVERS PARTNERS II, L.P. By: FSL CAPITAL II, LLC Its: General Partner

	By:	/s/ Farouk Ladha
Farouk Ladha, Managing Member

Address:	180 Pacific Ave. San Francisco, CA 94111

Attn:  Farouk Ladha, Managing Partner

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR Bay Pond Investors (Bermuda) L.P. By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR Bay Pond Partners, L.P. By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR Greatlink Global Technology Fund By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

Hartford Global Research HLS Fund

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

Ithan Creek Master Investment Partnership (Cayman) II, L.P.

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

Ithan Creek Master Investors (Cayman) L.P.

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

J. Caird Investors (Bermuda) L.P.

By: Wellington Management Company, LLP as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

J. Caird Partners, L.P.

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

Quisset Investors (Bermuda) L.P.

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

Quisset Partners, L.P.

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

Science & Technology Fund

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

The Hartford Global Research Fund

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

USAA Science & Technology Fund

By: Wellington Management Company, LLP, as investment adviser

	By:	/s/ Gregory S. Konzal
Gregory S. Konzal
Vice President and Counsel

Address:	Wellington Management Company, LLP ATTN: Steven M. Hoffman 280 Congress Street Boston, Massachusetts 02210

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

GS Direct, L.L.C.

By:	/s/ George C. Lee I
George C. Lee I
Vice President

SIGNATURE PAGE TO FIREEYE, INC. AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

Schedule of Investors

SVB Capital Partners II, L.P.

Silicon Valley Bancventures, L.P.

Silicon Valley Bank

SVB Financial Group

Gold Hill Venture Lending ‘03, LP

Sequoia Capital XI

Sequoia Technology Partners XI

Sequoia Capital XI Principals Fund

Gaurav Garg and Komal Shah Trust, Dated 4/27/2000

Guarav Garg and Komal Shah, Trustees of the Garg/Shah GRAT Number One

Guarav Garg and Komal Shah, Trustees of the Garg/Shah GRAT Number Two

Alameda Alpha, LLC

Norwest Venture Partners IX, LP

Norwest Venture Partners VIII, LP

Entrepreneurs Capital Fund IX, LP

Entrepreneurs Capital Fund VIII, LP

C&F Investment Partners

CLEF, LP

JAFCO Technology Partners, L.P.

JAFCO Technology Partners II, L.P.

DAG Ventures III-QP, L.P.

DAG Ventures III, L.P.

DAG Ventures GP Fund III, LLC

DAG Ventures III-A, L.L.C.

G&H Partners

Juniper Networks, Inc.

In-Q-Tel, Inc.

Hilltop Family Partnership

Four Rivers Partners II, L.P.

J. Caird Partners, L.P.

J. Caird Investors (Bermuda) L.P.

Science & Technology Fund1

Greatlink Global Technology Fund2

The Hartford Global Research Fund3

Hartford Global Research HLS Fund4

USAA Science & Technology Fund5

[1]	HANDRAIL + CO is nominee.
[2]	Hare & Co is nominee.
[3]	Chase Nominees Ltd. is nominee.
[4]	Chase Nominees Ltd. is nominee.
[5]	WINDSAIL & CO is nominee.

Ithan Creek Master Investment Partnership (Cayman) II, L.P.

Bay Pond Partners, L.P.

Bay Pond Investors (Bermuda) L.P.

Ithan Creek Master Investors (Cayman) L.P.

Quissett Partners, L.P.

Quissett Investors (Bermuda) L.P.

GS Direct, L.L.C.